UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 20, 2018

TPG PACE ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38083	81-5365682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street, Suite 3300

Fort Worth, Texas 76102

(address of principal executive offices)

(zip code)

(212) 405-8458

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As reported in a Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission by TPG Pace Energy Holdings Corp., a Delaware corporation (the “Company”), on March 20, 2018, the Company entered into the following agreements on March 20, 2018:

•	a Contribution and Merger Agreement (the “Eagle Ford Contribution Agreement”) by and among the Company, TPG Pace Energy Parent LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company (“Pace LLC”), EnerVest Energy Institutional Fund XIV-A, L.P., a Delaware limited partnership (“EV XIV-A”), EnerVest Energy Institutional Fund XIV-WIC, L.P., a Delaware limited partnership (“EV XIV-WIC”), EnerVest Energy Institutional Fund XIV-2A, L.P., a Delaware limited partnership (“EV XIV-2A”), EnerVest Energy Institutional Fund XIV-3A, L.P., a Delaware limited partnership (“EV XIV-3A”), and EnerVest Energy Institutional Fund XIV-C, L.P., a Delaware limited partnership (“EV XIV-C”) and, together with EV XIV-A, EV XIV-WIC, EV XIV-2A and EV XIV-3A, the “Eagle Ford Contributors,” and each an “Eagle Ford Contributor”), pursuant to which the Company will acquire all of the Eagle Ford Contributors’ collective rights, title and interest in certain oil and natural gas assets located primarily in the Karnes County portion of the Eagle Ford Shale in South Texas;

•	a Purchase and Sale Agreement (the “Austin Chalk Purchase Agreement”) by and among Pace LLC, EnerVest Energy Institutional Fund XI-A, L.P., a Delaware limited partnership (“EV XI-A”), EnerVest Energy Institutional Fund XI-WI, L.P., a Delaware limited partnership (“EV XI-WI”), EnerVest Holding, L.P., a Texas limited partnership (“EV Holding”) and EnerVest Wachovia Co-Investment Partnership, L.P., a Delaware limited partnership (“EV Co-Invest” and, together with EV XI-A, EV XI-WI and EV Holding, the “Austin Chalk Sellers”), pursuant to which the Company will acquire all of the Austin Chalk Sellers’ collective rights, title and interest in certain oil and natural gas assets located in the Giddings Field of the Austin Chalk; and

•	a Membership Interest Purchase Agreement (the “Ironwood MIPA” and, together with the Eagle Ford Contribution Agreement and the Austin Chalk Purchase Agreement, the “Business Combination Agreements” and the transactions contemplated thereby, the “business combination”) by and among Pace LLC, EV XIV-A, EV XIV-WIC and EV XIV-C, pursuant to which the Company will acquire approximately 35% of the membership interests in Ironwood Eagle Ford Midstream, LLC, a Texas limited liability company, an Eagle Ford gathering system.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Form 8-K in order to file the Eagle Ford Contribution Agreement, the Austin Chalk Purchase Agreement and the Ironwood MIPA as Exhibits 2.1, 2.2 and 2.3, respectively, hereto and to furnish as Exhibit 99.1 hereto a transcript of the Company’s pre-recorded webcast relating to the business combination. No other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Form 8-K, which provides a more complete description of the Business Combination Agreements and the business combination.

Item 1.01	Entry into a Material Definitive Agreement

Business Combination Agreements

The Eagle Ford Contribution Agreement, the Austin Chalk Purchase Agreement and the Ironwood MIPA are filed as Exhibits 2.1, 2.2 and 2.3, respectively, to this Amendment, and the descriptions thereof and of the exhibits thereto included in the Original Form 8-K are qualified in their entirety by reference to such Exhibits.

The Business Combination Agreements are filed herewith to provide investors with information regarding their respective terms, and are not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreements were made as of the date of the Business Combination Agreements only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Business Combination Agreements. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreements. Moreover, certain representations and warranties in the Business Combination Agreements may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact.

Accordingly, you should not rely on the representations and warranties in the Business Combination Agreements as characterizations of the actual statements of fact about the parties.

The foregoing descriptions of the Eagle Ford Contribution Agreement, the Austin Chalk Purchase Agreement and the Ironwood MIPA do not purport to be complete and are qualified in their entirety by the terms and conditions of the Eagle Ford Contribution Agreement, the Austin Chalk Purchase Agreement and the Ironwood MIPA, copies of which are filed as Exhibits 2.1, 2.2 and 2.3, respectively, to this Amendment.

Item 7.01	Regulation FD Disclosure

On March 20, 2018, the Company provided information regarding the proposed business combination in a pre-recorded webcast. A copy of the transcript of the pre-recorded webcast is furnished as Exhibit 99.1 hereto.

The information furnished in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

2.1*	Contribution and Merger Agreement, dated as of March 20, 2018, by and among TPG Pace Energy Holdings Corp., TPG Pace Energy Parent LLC, EnerVest Energy Institutional Fund XIV-A, L.P., EnerVest Energy Institutional Fund XIV-WIC, L.P., EnerVest Energy Institutional Fund XIV-2A, L.P., and EnerVest Energy Institutional Fund XIV-3A, L.P. and EnerVest Energy Institutional Fund XIV-C, L.P.

2.2*	Purchase and Sale Agreement, dated as of March 20, 2018, by and among TPG Pace Energy Parent LLC, EnerVest Energy Institutional Fund XI-A, L.P., EnerVest Energy Institutional Fund XI-WI, L.P., EnerVest Holding, L.P., and EnerVest Wachovia Co-Investment Partnership, L.P.

2.3*	Membership Interest Purchase Agreement, dated as of March 20, 2018, by and among TPG Pace Energy Parent LLC, EnerVest Energy Institutional Fund XIV-A, L.P., EnerVest Energy Institutional Fund XIV-WIC, L.P. and EnerVest Energy Institutional Fund XIV-C, L.P.

99.1	Transcript of Transaction Announcement dated March 20, 2018.

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

Legend Information

Forward-Looking Statements

The information in this Amendment includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included in this Amendment, regarding the proposed business combination, the Company’s ability to consummate the business combination, the benefits of the transaction and the Company’s future financial performance following the business combination, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this Amendment, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Amendment. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to the development, production, fathering and sale of oil, natural gas and natural gas liquids. In addition, the Company cautions you that the forward-looking statements contained in this Amendment are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the Business Combination Agreements; (ii) the outcome of any legal proceedings that may be instituted against the Company following announcement of the business combination; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of the Company, or other conditions to closing in the Business Combination Agreements; (iv) the risk that the proposed business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the business combination; (v) the Company’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this Current report, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in its periodic filings the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017. The Company’s SEC Filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Amendment is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information For Investors and Stockholders

In connection with the proposed business combination, the Company intends to file a proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of the Company and will contain important information about the proposed business combination and related matters. The Company stockholders and other interested persons are advised to read, when available, the proxy statement in connection with the Company’s solicitation of proxies for the meeting of stockholders to be held to approve the business combination because the proxy statement will contain important information about the proposed business combination. When available, the definitive proxy statement will be mailed to the Company stockholders as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement by directing a request to: TPG Pace Energy Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: media@mgyoil.com, Attn: Mike Gehrig.

Participants in the Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company stockholders in connection with the proposed business combination. The Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Registration Statement on Form S-1 initially filed with the SEC on April 17, 2017. Additional information will be available in the definitive proxy statement when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG Pace Energy Holdings Corp.

Date: March 20, 2018	By:	/s/ Stephen Chazen
	Name:	Stephen Chazen
	Title:	President and Chief Executive Officer

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